UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-06629

Western Asset Managed Municipals Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	May 31

Date of reporting period:	February 28, 2013

ITEM 1.                 SCHEDULE OF INVESTMENTS

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

FORM N-Q

FEBRUARY 28, 2013

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
MUNICIPAL BONDS — 137.5%
Arizona — 6.5%
Greater Arizona Development Authority, Development Authority Infrastructure Revenue, Pinal County Road Project, NATL	5.000%	8/1/19	$3,705,000	$4,111,735
Phoenix, AZ, Civic Improvement Corp. Airport Revenue	5.000%	7/1/40	5,000,000	5,579,650
Phoenix, AZ, Civic Improvement Corp. Airport Revenue, Senior Lien, FGIC	5.250%	7/1/22	3,000,000	3,000,000	(a)
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/32	15,000,000	17,256,000
Salt Verde, AZ, Financial Corp. Gas Revenue	5.000%	12/1/37	7,040,000	8,042,566
Salt Verde, AZ, Financial Corp. Senior Gas Revenue	5.250%	12/1/28	2,000,000	2,369,860
Total Arizona				40,359,811
California — 21.9%
Bay Area Toll Authority, CA, Toll Bridge Revenue:
San Francisco Bay Area	1.210%	4/1/24	7,000,000	7,012,600	(b)
San Francisco Bay Area	5.125%	4/1/39	21,700,000	24,772,069
California Health Facilities Financing Authority Revenue, Stanford Hospital & Clinics	5.150%	11/15/40	2,000,000	2,250,960
California Housing Finance Agency Revenue, Home Mortgage	4.700%	8/1/24	3,100,000	3,059,483	(a)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	10,000,000	10,338,200	(a)
California State PCFA, Water Furnishing Revenue	5.000%	11/21/45	5,000,000	5,182,300
California Statewide CDA Revenue, Methodist Hospital Project, FHA	6.625%	8/1/29	5,235,000	6,516,214
Garden Grove, CA, Agency for Community Development, Tax Allocation, Refunding, AMBAC	5.000%	10/1/29	7,375,000	7,350,072
Imperial Irrigation District, CA, Electric Revenue	5.500%	11/1/41	2,750,000	3,132,278
Los Angeles County, CA, Public Works Financing Authority, Lease Revenue:
Multiple Capital Projects II	5.000%	8/1/32	3,000,000	3,464,520
Multiple Capital Projects II	5.000%	8/1/37	2,750,000	3,130,078
Los Angeles, CA, Convention & Exhibition Center Authority, Lease Revenue	5.125%	8/15/22	7,250,000	8,189,382
Los Angeles, CA, Department of Airports Revenue, Los Angeles International Airport	5.000%	5/15/40	7,215,000	8,167,164
M-S-R Energy Authority, CA, Gas Revenue	7.000%	11/1/34	3,000,000	4,312,080
M-S-R Energy Authority, CA, Gas Revenue	6.500%	11/1/39	9,000,000	12,629,790
Modesto, CA, Irrigation District, COP, Capital Improvements	6.000%	10/1/39	6,500,000	7,385,625
Rancho Cucamonga, CA, RDA, Tax Allocation, Rancho Redevelopment Projects, NATL	5.125%	9/1/30	3,340,000	3,340,701
Sacramento County, CA, COP, Unrefunded Balance, Public Facilities Project, NATL	5.375%	2/1/19	1,145,000	1,148,756
San Bernardino County, CA, COP, Arrowhead Project	5.125%	8/1/24	5,185,000	5,633,554
San Mateo County Community College District, COP, NATL	5.000%	10/1/25	3,000,000	3,223,470	(c)
Shafter Wasco Irrigation District Revenue, CA, COP	5.000%	11/1/40	5,000,000	5,374,450
Total California				135,613,746
Colorado — 10.9%
Colorado Health Facilities Authority Revenue:
Catholic Health Initiatives	5.000%	9/1/41	4,000,000	4,208,880
Sisters Leavenworth	5.000%	1/1/35	6,000,000	6,560,760
Denver, CO, City & County Airport Revenue	6.125%	11/15/25	10,945,000	14,927,557	(a)(d)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Colorado — continued
Denver, CO, City & County Airport Revenue, Unrefunded Balance	6.125%	11/15/25	$13,630,000	$13,669,391	(a)
Public Authority for Colorado Energy, Natural Gas Purchase Revenue	6.500%	11/15/38	20,000,000	27,899,600
Total Colorado				67,266,188
District of Columbia — 2.5%
District of Columbia, Hospital Revenue, Children’s Hospital Obligation, AGM	5.450%	7/15/35	14,335,000	15,596,193
Florida — 11.5%
Jacksonville, FL, Electric Authority, Electric System Revenue	5.000%	10/1/28	3,305,000	3,360,689
Martin County, FL, IDA Revenue, Indiantown Cogeneration Project	7.875%	12/15/25	6,500,000	6,532,695	(a)
Miami-Dade County, FL, Aviation Revenue	5.000%	10/1/30	6,000,000	6,862,980	(a)
Miami-Dade County, FL, Aviation Revenue	5.500%	10/1/41	10,000,000	11,327,900
Miami-Dade County, FL, Aviation Revenue, Miami International Airport	5.375%	10/1/35	10,705,000	12,290,518
Miami-Dade County, FL, Expressway Authority Toll System Revenue	5.000%	7/1/40	10,000,000	10,873,500
Orange County, FL, Health Facilities Authority Revenue, Hospital-Orlando Regional Healthcare	5.000%	11/1/35	4,545,000	4,918,508
Orange County, FL, School Board, COP, AGC	5.500%	8/1/34	8,000,000	9,197,680
Orlando, FL, State Sales Tax Payments Revenue	5.000%	8/1/32	5,000,000	5,722,650
Total Florida				71,087,120
Georgia — 4.5%
Atlanta, GA, Water & Wastewater Revenue	6.250%	11/1/39	13,000,000	15,917,850
DeKalb, Newton & Gwinnett Counties, GA, Joint Development Authority Revenue, GGC Foundation LLC Project	6.125%	7/1/40	6,220,000	7,214,951
Main Street Natural Gas Inc., GA, Gas Project Revenue	5.000%	3/15/22	4,000,000	4,597,840
Total Georgia				27,730,641
Hawaii — 1.3%
Hawaii State Airports System Revenue	5.000%	7/1/39	7,000,000	7,889,420
Illinois — 7.1%
Chicago, IL, O’Hare International Airport Revenue	5.625%	1/1/35	6,415,000	7,532,172
Chicago, IL, O’Hare International Airport Revenue	5.750%	1/1/39	6,000,000	7,014,900
Illinois Finance Authority Revenue:
Advocate Health Care & Hospitals Corp. Network	6.250%	11/1/28	2,445,000	2,961,555
Depaul University	6.125%	10/1/40	5,000,000	5,771,400
Memorial Health System	5.500%	4/1/39	7,000,000	7,612,010
Metropolitan Pier & Exposition Authority, IL, Dedicated State Tax Revenue, McCormick Project	5.250%	6/15/50	12,000,000	13,232,880
Total Illinois				44,124,917
Indiana — 2.7%
Indiana Finance Authority, Wastewater Utility Revenue, CWA Authority	5.000%	10/1/41	5,000,000	5,531,650
Indianapolis, IN, Thermal Energy System	5.000%	10/1/25	5,000,000	5,550,150	(e)
Richmond, IN, Hospital Authority Revenue, Reid Hospital & Health Care Services Inc. Project	6.625%	1/1/39	5,000,000	5,750,950
Total Indiana				16,832,750

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Kentucky — 1.9%
Louisville & Jefferson County, KY, Metropolitan Government Health System Revenue, Norton Healthcare Inc.	5.250%	10/1/36	$11,000,000	$11,705,540
Louisiana — 0.9%
St. Charles Parish, LA, Gulf Zone Opportunity Zone Revenue, Valero Refining-New Orleans LLC	4.000%	6/1/22	5,000,000	5,532,500	(b)
Maryland — 1.2%
Baltimore, MD, Project Revenue:
Refunding, Wastewater Projects, FGIC	5.125%	7/1/32	2,500,000	2,506,575
Refunding, Wastewater Projects, FGIC	5.200%	7/1/32	2,000,000	2,005,360
Maryland State Health & Higher EFA Revenue, Johns Hopkins Hospital Issue	5.000%	11/15/26	3,075,000	3,176,044	(c)
Total Maryland				7,687,979
Massachusetts — 4.9%
Massachusetts State DFA Revenue:
Boston University	5.000%	10/1/29	3,000,000	3,327,090
Boston University, AMBAC	5.000%	10/1/39	3,500,000	3,719,310
Broad Institute Inc.	5.250%	4/1/37	8,000,000	9,042,960
Massachusetts State HEFA Revenue, Suffolk University	5.750%	7/1/39	8,000,000	9,104,880
Massachusetts State Housing Finance Agency Revenue	7.000%	12/1/38	4,575,000	5,086,348
Total Massachusetts				30,280,588
Michigan — 2.1%
Lansing, MI, Board of Water & Light Utility System Revenue	5.000%	7/1/37	7,000,000	8,001,840
Royal Oak, MI, Hospital Finance Authority Revenue, William Beaumont Hospital	8.250%	9/1/39	4,000,000	5,067,080
Total Michigan				13,068,920
Minnesota — 0.2%
Dakota County, MN, CDA, MFH Revenue, Southfork Apartments, LIQ-FNMA	5.625%	2/1/26	1,500,000	1,500,765
Missouri — 2.2%
Kansa City, MO, Water Revenue	5.250%	12/1/32	1,000,000	1,187,880
Missouri State HEFA Revenue, Children’s Mercy Hospital	5.625%	5/15/39	6,000,000	6,665,400
Platte County, MO, IDA Revenue, Refunding & Improvement Zona Rosa Retail Project	5.000%	12/1/32	5,000,000	5,550,450
Total Missouri				13,403,730
Nebraska — 0.5%
Nebraska Public Power Generation Agency Revenue, Whelan Energy Center Unit 2-A, AMBAC	5.000%	1/1/25	3,000,000	3,291,210
Nevada — 2.2%
Reno, NV, Hospital Revenue, Washoe Medical Centre, AGM	5.500%	6/1/33	12,750,000	13,707,397
New Jersey — 9.1%
New Jersey State EDA Revenue	5.000%	6/15/26	2,500,000	2,841,450
New Jersey State EDA Revenue:
Continental Airlines Inc. Project	4.875%	9/15/19	3,000,000	3,085,200	(a)
Continental Airlines Inc. Project	5.125%	9/15/23	2,000,000	2,058,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
New Jersey — continued
Continental Airlines Inc. Project	5.250%	9/15/29	$3,000,000	$3,064,740	(a)
School Facilities Construction	1.710%	3/1/28	15,000,000	15,008,100	(e)
New Jersey State Higher Education Assistance Authority, Student Loan Revenue	5.625%	6/1/30	12,320,000	13,687,643
New Jersey State Higher Education Assistance Authority, Student Loan Revenue, AGC	6.125%	6/1/30	10,000,000	11,129,500	(a)
New Jersey State Housing & Mortgage Finance Agency Revenue	6.375%	10/1/28	4,900,000	5,184,886
Total New Jersey				56,059,719
New Mexico — 1.0%
New Mexico State Hospital Equipment Loan Council, Hospital Revenue, Presbyterian Healthcare Services	6.125%	8/1/28	5,000,000	5,916,550	(f)
New York — 12.9%
Liberty, NY, Development Corporation Revenue:
Goldman Sachs Headquarters	5.250%	10/1/35	9,000,000	10,751,760
Goldman Sachs Headquarters	5.500%	10/1/37	8,985,000	11,080,841
Long Island Power Authority, NY, Electric System Revenue	6.000%	5/1/33	24,570,000	29,806,359
MTA, NY, Revenue	5.250%	11/15/40	5,000,000	5,628,600
New York City, NY, Municipal Water Finance Authority, Water & Sewer Systems Revenue, Second General Resolution Fiscal 2013	5.000%	6/15/47	5,000,000	5,684,150	(g)
New York City, NY, TFA, Building Aid Revenue	5.000%	1/15/32	4,000,000	4,546,600
New York Liberty Development Corp., Liberty Revenue:
4 World Trade Center LLC Project	5.750%	11/15/51	5,000,000	5,935,700
Second Priority, Bank of America Tower	5.125%	1/15/44	1,000,000	1,110,550
New York State Dormitory Authority Revenue, Willow Towers Inc. Project, GNMA-Collateralized	5.250%	2/1/22	835,000	846,189
Port Authority of New York & New Jersey	5.000%	1/15/41	3,820,000	4,300,059
Total New York				79,690,808
North Carolina — 0.6%
Harnett County, NC, GO, Refunded Custody Receipts, AMBAC	5.250%	6/1/24	1,615,000	1,709,817
North Carolina Capital Facilities Finance Agency, Educational Facilities Revenue:
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/23	1,000,000	1,001,790
Elizabeth City State University Housing Foundation LLC Project, AMBAC	5.000%	6/1/33	1,250,000	1,250,675
Total North Carolina				3,962,282
Ohio — 2.6%
Hamilton County, OH, Hospital Facilities Revenue, Cincinnati Children’s Hospital, FGIC	5.250%	5/15/23	2,000,000	2,061,140
JobsOhio Beverage System Statewide Liquor Profits Revenue	5.000%	1/1/38	8,000,000	9,075,200
Ohio State Water Development Authority, Environmental Improvement Revenue, U.S. Steel Corp. Project	6.600%	5/1/29	3,000,000	3,278,550
Summit County, OH, GO:
FGIC	5.000%	12/1/21	1,000,000	1,010,000
FGIC	5.000%	12/1/22	500,000	505,000
Total Ohio				15,929,890

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Oregon — 0.3%
Oregon State Housing & Community Services Department, Mortgage Revenue, Single-Family Mortgage Program	5.050%	7/1/26	$1,040,000	$1,076,109	(a)
Umatilla County, OR, Hospital Facility Authority Revenue:
Catholic Health Initiatives	5.000%	5/1/32	535,000	551,735
Catholic Health Initiatives	5.000%	5/1/32	465,000	490,468	(c)
Total Oregon				2,118,312
Pennsylvania — 2.3%
Pennsylvania State Public School Building Authority Lease Revenue, Philadelphia School District Project, AGM	5.000%	6/1/33	7,255,000	7,735,136
Pennsylvania State Turnpike Commission Revenue	5.250%	12/1/41	6,000,000	6,552,780
Total Pennsylvania				14,287,916
Puerto Rico — 7.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority Revenue	5.000%	7/1/33	5,250,000	5,138,175
Puerto Rico Electric Power Authority Revenue	5.500%	7/1/38	5,000,000	5,101,150
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.750%	8/1/37	6,000,000	6,482,340
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.250%	8/1/41	5,550,000	5,855,916
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.500%	8/1/42	7,500,000	7,986,375
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	6.000%	8/1/42	4,000,000	4,388,760
Puerto Rico Sales Tax Financing Corp., Sales Tax Revenue	5.000%	8/1/43	10,000,000	10,446,000
Total Puerto Rico				45,398,716
Rhode Island — 1.0%
Rhode Island State Health & Educational Building Corp., Revenue, Hospital Financing	7.000%	5/15/39	5,000,000	5,845,300
South Carolina — 0.5%
South Carolina State Ports Authority Revenue	5.250%	7/1/40	2,500,000	2,792,300
Tennessee — 0.1%
Hardeman County, TN, Correctional Facilities Corp., Correctional Facilities Revenue	7.750%	8/1/17	605,000	608,570
Texas — 13.9%
Dallas-Fort Worth, TX, International Airport Facilities Improvement Corp. Revenue, American Airlines Inc., Guarantee Agreement	6.375%	5/1/35	5,000,000	5,012,450	(a)(h)
Dallas-Fort Worth, TX, International Airport Revenue:
Joint Improvement	5.000%	11/1/38	8,000,000	8,794,960	(a)
Joint Improvement	5.000%	11/1/45	10,000,000	11,027,500
Harris County, TX, Health Facilities Development Corp., School Health Care System Revenue	5.750%	7/1/27	1,000,000	1,330,470	(d)
Love Field Airport Modernization Corp., TX, Special Facilities Revenue, Southwest Airlines Co. Project	5.250%	11/1/40	15,000,000	16,909,800
North Texas Tollway Authority Revenue	5.750%	1/1/33	5,000,000	5,530,000
North Texas Tollway Authority Revenue	5.750%	1/1/40	15,000,000	17,106,000
Texas Municipal Gas Acquisition & Supply Corp. I, Gas Supply Revenue	5.625%	12/15/17	1,765,000	1,976,394
Texas Private Activity Bond Surface Transportation Corp. Revenue, LBJ Infrastructure Group LLC	7.000%	6/30/40	7,000,000	8,483,860

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT	VALUE
Texas — continued
Texas State Municipal Gas Acquisition & Supply Corp. III, Gas Supply Revenue	5.000%	12/15/27	$8,550,000	$9,461,943
Total Texas				85,633,377
Virginia — 0.9%
Virginia State Small Business Financing Authority Revenue:
Elizabeth River Crossings OpCo LLC Project	5.250%	1/1/32	3,000,000	3,274,590	(a)
Elizabeth River Crossings OpCo LLC Project	5.500%	1/1/42	2,000,000	2,197,100	(a)
Total Virginia				5,471,690
TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $741,296,506)				850,394,845
SHORT-TERM INVESTMENTS — 1.9%
Illinois — 0.0%
Chicago, IL, Water Revenue, SPA-JPMorgan Chase	0.130%	11/1/30	200,000	200,000	(i)(j)
Maryland — 0.1%
Montgomery County, MD, Housing Opportunities Commission, Multi-Family Revenue, Housing Oak Mill II Appartments, LOC-Bank of America N.A.	0.150%	5/1/26	600,000	600,000	(i)(j)
Massachusetts — 1.0%
Massachusetts State HEFA Revenue, Partners Healthcare Systems, SPA-JPMorgan Chase	0.100%	7/1/27	6,000,000	6,000,000	(i)(j)
New York — 0.3%
New York City, NY, GO, SPA-Dexia Credit Local	0.190%	8/1/28	1,900,000	1,900,000	(i)(j)
North Carolina — 0.3%
Charlotte, NC:
Water & Sewer System Revenue, SPA-Depfa Bank PLC	0.090%	7/1/36	1,400,000	1,400,000	(i)(j)
Water & Sewer System Revenue, SPA-Wells Fargo Bank N.A.	0.090%	7/1/27	100,000	100,000	(i)(j)
Guilford County, NC, GO, SPA-Wells Fargo Bank N.A.	0.090%	3/1/25	150,000	150,000	(i)(j)
Total North Carolina				1,650,000
Pennsylvania — 0.2%
Pennsylvania State Turnpike Commission, Registration Fee Revenue, Refunding, AGM, SPA-JPMorgan Chase	0.330%	7/15/41	1,000,000	1,000,000	(i)(j)
Virginia — 0.0%
Virginia Small Business Financing Authority, Hospital Revenue, Carilion Clinic Obligation, SPA-Wells Fargo Bank N.A.	0.150%	7/1/42	100,000	100,000	(i)(j)
TOTAL SHORT-TERM INVESTMENTS (Cost — $11,450,000)				11,450,000
TOTAL INVESTMENTS — 139.4% (Cost — $752,746,506#)				861,844,845
Auction Rate Cumulative Preferred Stock, at Liquidation Value — (40.4)%				(250,000,000)
Other Assets in Excess of Liabilities — 1.0%				6,414,989
TOTAL NET ASSETS — 100.0%				$618,259,834

(a)	Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax ("AMT").
(b)	Maturity date shown represents the mandatory tender date.
(c)

Pre-Refunded bonds are escrowed with U.S. government obligations and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

(d)	Bonds are escrowed to maturity by government securities and/or U.S. government agency securities and are considered by the manager to be triple-A rated even if issuer has not applied for new ratings.

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

(e)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(f)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(g)	Security is purchased on a when-issued basis.
(h)	The coupon payment on these securities is currently in default as of February 28, 2013.
(i)	Variable rate demand obligations have a demand feature under which the Fund can tender them back to the issuer or liquidity provider on no more than 7 days notice.
(j)	Maturity date shown is the final maturity date. The security may be sold back to the issuer before final maturity.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule :
AGC	- Assured Guaranty Corporation - Insured Bonds
AGM	- Assured Guaranty Municipal Corporation - Insured Bonds
AMBAC	- American Municipal Bond Assurance Corporation - Insured Bonds
CDA	- Communities Development Authority
COP	- Certificates of Participation
DFA	- Development Finance Agency
EDA	- Economic Development Authority
EFA	- Educational Facilities Authority
FGIC	- Financial Guaranty Insurance Company - Insured Bonds
FHA	- Federal Housing Administration
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
GO	- General Obligation
HEFA	- Health & Educational Facilities Authority
IDA	- Industrial Development Authority
LIQ	- Liquidity Facility
LOC	- Letter of Credit
MFH	- Multi-Family Housing
MTA	- Metropolitan Transportation Authority
NATL	- National Public Finance Guarantee Corporation - Insured Bonds
PCFA	- Pollution Control Financing Authority
RDA	- Redevelopment Agency
SPA	- Standby Bond Purchase Agreement - Insured Bonds
TFA	- Transitional Finance Authority

Summary of Investments by Industry †

Transportation	22.3%
Industrial Revenue	16.4
Health Care	13.3
Power	9.5
Education	9.3
Special Tax Obligation	8.1
Water & Sewer	6.2
Leasing	4.5
Pre-Refunded/Escrowed to Maturity	4.3
Other	2.6
Housing	1.8
Local General Obligation	0.4
Short - Term Investments	1.3
100.0%

† As a percentage of total investments. Please note that Fund holdings are as of February 28, 2013 and are subject to change.

Ratings Table*
Standard & Poor’s/Moody’s/Fitch**

AAA/Aaa	1.5%
AA/Aa	28.8
A	55.7
BBB/Baa	9.2
BB/Ba	1.1
B/B	1.0
A-1/VMIG 1	1.3
NR	1.4
100.0%

See Notes to Schedule of Investments.

WESTERN ASSET MANAGED MUNICIPALS FUND INC.

Schedule of investments (unaudited) (cont’d)

February 28, 2013

*	As a percentage of total investments.
**

The ratings shown are based on each portfolio security’s rating as determined by Standard & Poor’s, Moody’s or Fitch, each a Nationally Recognized Statistical Rating Organization (“NRSRO”). These ratings are the opinions of the NRSRO and are not measures of quality or guarantees of performance. Securities may be rated by other NRSROs, and these ratings may be higher or lower. In the event that a security is rated by multiple NRSROs and receives different ratings, the Fund will treat the security as being rated in the highest rating category received from a NRSRO.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Managed Municipals Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund seeks to maximize current income exempt from federal income tax as is consistent with preservation of principal.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances.  Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date.  These inputs are summarized in the three broad levels listed below:

Notes to schedule of investments (unaudited) (continued)

•                  Level 1—quoted prices in active markets for identical investments

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Municipal bonds†	—	$850,394,845	—	$850,394,845
Short-term investments†	—	11,450,000	—	11,450,000
Total investments	—	$861,844,845	—	$861,844,845
Other financial instruments:
Futures contracts	$624,684	—	—	$624,684
Total	$624,684	$861,844,845	—	$862,469,529

†See Schedule of Investments for additional detailed categorizations.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At February 28, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$110,069,883
Gross unrealized depreciation	(971,544)
Net unrealized appreciation	$109,098,339

At February 28, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED GAIN
Contracts to Sell:
U.S. Treasury 30-Year Bonds	232	3/13	$34,329,934	$33,705,250	$624,684

Notes to schedule of investments (unaudited) (continued)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at February 28, 2013.

Futures Contracts
Primary Underlying Risk Disclosure	Unrealized Appreciation
Interest Rate Risk	$624,684

During the period ended February 28, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Futures contracts (to sell)	$30,658,338

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Managed Municipals Fund Inc.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  April 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ R. Jay Gerken
R. Jay Gerken
Chief Executive Officer

Date:  April 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:  April 25, 2013